GOODWILL	12 Months Ended
Dec. 31, 2016
Goodwill [Abstract]
Goodwill Disclosure [Text Block]
NOTE 7—GOODWILL:

The changes in the carrying amount of goodwill for the years ended December 31, 2016 and 2015 were as follows:
	Generics	Specialty	Other	Total

	(U.S. $ in millions)
Balance as of January 1, 2015	$8,730	$8,502	$1,176	$18,408
Changes during year:
Goodwill acquired (1)	-	1,212	-	1,212
Translation differences and other	(265)	(294)	(36)	(595)
Balance as of December 31, 2015	$8,465	$9,420	$1,140	$19,025
Changes during year:
Goodwill acquired and adjustments (2)	25,767	(29)	1,091	26,829
Goodwill disposed (3)	(99)			(99)
Goodwill impairment (4)	(900)			(900)
Translation differences and other	(370)	(68)	(8)	(446)

Balance as of December 31, 2016	$32,863	$9,323	$2,223	$44,409

(1) Mainly due to the Auspex acquisition in May 2015.
(2) Goodwill recognized as part of the Actavis Generics, Anda, Takeda and Rimsa acquisitions. Goodwill acquired in the specialty segment represents measurement period adjustments on goodwill acquired in 2015 (mainly Auspex).
(3) Goodwill on divestiture of Teva products in connection with the Actavis Generics acquisition. Refer further to note 2.
(4) Represents Rimsa goodwill impairment charge. Refer to note 2.

As a result of the acquisition of Actavis Generics, Teva conducted an analysis of its business segments, which lead to a change to Teva's segment reporting and goodwill assignment. Teva reallocated goodwill to its adjusted reporting units using a relative fair value approach.

For the year ended December 31, 2016 an impairment loss of $900 million was recognized with respect to the goodwill associated with the Rimsa acquisition (refer further to note 2). For the years ended For thDecember 31, 2015 and 2014, the Company determined that there were no impairments to goodwill.